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                                                                   Exhibit 99.1



August 5, 1998

Securities and Exchange Commission
Mail Stop 9-5
450 5th Street NW
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Regency Bancorp dated August 5, 1998, insofar as they relate to us.

Yours truly,


/s/DELOITTE & TOUCHE LLP
Fresno, California